Exhibit 99.1

Union Bankshares Corporation To Change Name to

Atlantic Union Bankshares Corporation

- Stock Trading Symbol To Change on May 20 –

Richmond, Va., May 3, 2019 – Union Bankshares Corporation (“Union” or the “Company”) today announced that its shareholders have approved changing the Company’s name to Atlantic Union Bankshares Corporation (as previously approved by the Company’s Board of Directors). The Company’s stock trading symbol will change to “AUB” effective May 20, 2019.

The Company’s common stock will continue to be listed on Nasdaq and shareholders of the Company do not need to take any action in regards to the name change. The CUSIP number for the Company’s common stock will change to 04911A 107 effective May 20, 2019.

In addition to the holding company name change, the Board of Directors of Union Bank & Trust, a wholly-owned subsidiary of the Company (the “Bank”), previously approved renaming the Bank to Atlantic Union Bank and branding the Bank’s wealth management business as Middleburg Financial. These changes will be effective upon completion of core systems integration with Access National Bank on May 20th.

“Having unified bank and wealth management brands throughout Virginia, Maryland and North Carolina will reduce brand complexity and ensure recognition and clarity in the marketplace,” said John C. Asbury, President and CEO of Union. “Atlantic Union Bank keeps our 100 year ‘Union’ focal point, while incorporating our recent geographic expansion throughout the mid-Atlantic. Middleburg Financial creates a wealth management brand separate and distinct from the Bank. We’re excited about the brand possibilities these two names will create in the marketplace.”

ABOUT UNION BANKSHARES CORPORATION

Headquartered in Richmond, Virginia, Union Bankshares Corporation (Nasdaq: UBSH) is the holding company for Union Bank & Trust, which has 155 branches, seven of which are operated as Xenith Bank, a division of Union Bank & Trust of Richmond, Virginia, and 15 of which are operated as Access National Bank, a division of Union Bank & Trust of Richmond, Virginia or Middleburg Bank, a division of Union Bank & Trust of Richmond, Virginia, and approximately 200 ATMs located throughout Virginia, and in portions of Maryland, and North Carolina. Certain non-bank affiliates of the holding company include: Old Dominion Capital Management, Inc., and its subsidiary Outfitter Advisors, Ltd., Dixon, Hubard, Feinour, & Brown, Inc., Capital Fiduciary Advisors, LLC, and Middleburg Investment Services, LLC, which provide investment advisory and/or brokerage services; Union Insurance Group, LLC, which offers various lines of insurance products; and Middleburg Trust Company, which provides trust services.

Union Bankshares Corporation

May 3, 2019

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FORWARD-LOOKING STATEMENTS

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements also include statements about the Company’s name change, rebranding and stock ticker change. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Union or its management about future events. Although Union believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of Union will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of Union. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Union’s Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Union or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and Union does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Contact: Bill Cimino (804) 448-0937, VP and Director of Investor Relations